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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported): November 8, 1996




FIRST COMMUNITY BANKING SERVICES, INC.
(Exact name of registrant
as specified in its charter)




Georgia                         0-18827                    58-18357525
(State or other                 (Commission                (I.R.S. Employer
jurisdiction of                 File Number)               Identification No.)
incorporation)




300 Peachtree Parkway South, Peachtree City, Georgia           30269
(Address of principal executive offices)                       (Zip Code)




Registrant's telephone number, including area code: (770) 631-2265




FAYETTE COUNTY BANCSHARES, INC.
(Former name or former address, if changed since last report.)





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ITEM 5.  OTHER EVENTS

On November 8, 1996, Fayette County Bancshares, Inc. (the "Company") filed Articles of Amendment to the Articles of Incorporation of the Company with the Georgia Secretary of State's office changing the name of the Company to First Community Banking Services, Inc. The change was effected on November 8, 1996.





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SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  FIRST COMMUNITY BANKING SERVICES, INC.



                                  By:     /s/ Ira P. Shepherd
                                          Ira P. Shepherd
                                          Chief Executive Officer

Dated  February 5, 1997





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